UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2010
Federal Signal Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-6003 (Commission File Number)	36-1063330 (IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On December 3, 2010, the Compensation and Benefits Committee of the Board of Directors of Federal Signal Corporation (the “Company”) approved an increase in compensation for Jennifer L. Sherman, the Company’s Senior Vice President, General Counsel, Secretary and Chief Administrative Officer. The change in compensation is made in connection with Ms. Sherman’s assumption of the additional role of Chief Administrative Officer, effective November 1, 2010. Ms. Sherman’s compensation package includes an annual salary of $325,000 and, effective 2011, a target annual bonus opportunity set to 60% of her annual base salary.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: December 8, 2010	By:	/s/ William G. Barker, III
William G. Barker, III
Senior Vice President and Chief Financial Officer